February 28, 2003



                                                                 Semiannual
         Oppenheimer                                               Report
         Europe Fund                                               -------
                                                                 Management
                                                                Commentaries

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

                                                               [LOGO]
                                                         OppenheimerFunds[R]
                                                       The Right Way to Invest

HIGHLIGHTS
--------------------------------------------------------------------------------

Fund Objective
Oppenheimer Europe Fund seeks capital appreciation.

    CONTENTS

 1  Letter to Shareholders

 2  An Interview
    with Your Fund's
    Management Team

 8  Financial
    Statements

26  Trustees and Officers




Cumulative Total Returns*
          For the 6-Month Period
          Ended 2/28/03

          Without      With
          Sales Chg.   Sales Chg.
----------------------------------------
Class A   -19.15%      -23.80%
----------------------------------------
Class B   -19.32       -23.35
----------------------------------------
Class C   -19.25       -20.05
----------------------------------------
Class N   -19.30       -20.10
----------------------------------------
Class Y   -18.84


----------------------------------------

Average Annual Total Returns*
          For the 1-Year Period
          Ended 2/28/03

          Without      With
          Sales Chg.   Sales Chg.
----------------------------------------
Class A   -29.53%      -33.59%
----------------------------------------
Class B   -30.05       -33.55
----------------------------------------
Class C   -29.95       -30.65
----------------------------------------
Class N   -29.84       -30.54
----------------------------------------
Class Y   -29.00


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 6 for further details.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder,


At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.
   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/S/ John V. Murphy
John V. Murphy
February 28, 2003

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


[PHOTO]
John V. Murphy

John V. Murphy
President
Oppenheimer
Europe Fund



                          1 | OPPENHEIMER EUROPE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGEMENT TEAM


Q How would you characterize Oppenheimer Europe Fund's performance during the six-month period that ended February 28, 2003?

A. A generally negative environment for European stocks, particularly the kinds of growth-oriented stocks in which the Fund invests, drove the Fund's performance lower during the period. While we are disappointed with these results, we believe they are largely a result of short-term geopolitical uncertainties. In addition, we believe current conditions have helped to create significant investment opportunities among European equities.

What made this such a challenging period?
European stock markets were undermined by uncertainties related to the U.S.-led war on terrorism, which sapped investor confidence and led to high levels of volatility. Stock prices also suffered as a result of continuing European economic weakness, exacerbated by the reluctance of European authorities to aggressively lower interest rates or enact other economic stimulus measures. In light of these cloudy prospects for future growth, many investors took refuge, avoiding the kinds of growth-oriented stocks in which the Fund generally invests. Although improving U.S. economic fundamentals offered some hope of reinvigorated industrial activity in late 2002, lackluster earnings and continuing concerns regarding the impending war with Iraq forced stocks sharply lower during the second half of the reporting period.

How did you manage the Fund in light of these conditions?
Our investment strategy has remained consistently focused on seeking individual stocks that meet our investment criteria. Those criteria are based on the Fund's two-pronged investment approach, which includes both fundamental and thematic analysis. We employ rigorous fundamental techniques to evaluate attractive individual prospects and to keep close tabs on

                          2 | OPPENHEIMER EUROPE FUND

Fund holdings. We personally visit hundreds of companies each year, focusing on such things as the quality of management and the relative value of stock price.
   At the same time, we look to the economic, demographic, cultural and technological trends reshaping business for insights into the companies with the best prospects for growth. These trends include the rising tide of mass affluence, new technologies, corporate restructuring and aging populations. For example, during the recent period, the Fund gained ground as a result of our holdings in Collins Stewart Ltd., a rapidly diversifying UK brokerage firm that benefited from the trends toward mass affluence and restructuring. 1 The Fund also enjoyed strong results from our investment in an innovative Finnish healthcare technology provider, Instrumentarium Corp. During the period, the company was acquired by a major U.S.-based corporation at a substantial premium over its pre-acquisition stock price. The Fund has since sold its stake in the company.

What investments were most responsible for the Fund's losses?
The Netherlands, which had previously held up better than most other European economies, finally fell victim to the economic malaise that affected its neighbors. Since the Fund had invested a relatively large percentage of assets in Dutch stocks (approximately 13% as of 2/28/03), this development took a toll on performance. Performance also suffered due to disappointments in a few individual holdings. For example, our position in Nicox SA, a promising French biotechnology company--once the Fund's largest holding (as of 1/31/03)--declined steeply when one of the firm's drugs failed to meet expectations in early stage testing late in the reporting period. In another instance, the Fund's investment in a German technology company lost ground over concerns regarding the quality and sustainability of the company's earnings.


[SIDEBAR]

"We personally visit hundreds of companies each year, focusing on such things as the quality of management and the relative value of stock price."



1. The Fund's holdings and allocations are subject to change.

                          3 | OPPENHEIMER EUROPE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGEMENT TEAM

What is your outlook for the coming months?

Although European authorities were slow to respond to recent economic challenges, many have now taken the first steps to aggressively promote growth. As interest rates drop and other forms of fiscal stimulus are applied, prospects for European economic and market growth are likely to brighten. At the same time, we believe that structural and regulatory changes are improving prospects for European equity markets. Broad industrial deregulation and increasing focus on shareholder value have led to a wave of corporate restructuring similar to the movement that helped fuel the U.S. economic boom of the 1990's, and rules governing European pension plans are beginning to allow greater investments in equities. In addition, declining stock prices have opened attractive investment opportunities in many of the region's most promising enterprises.
   Of course, we cannot predict precisely when stock prices will climb. For the moment, the possibility of war with Iraq continues to play on investor uncertainties and undermine the market's near-term prospects. Over the longer-term, however, we see exciting opportunities in the steady growth of European affluence, the development of new technologies, the continuing march of corporate restructuring and changing needs of an aging population. We believe the Fund is positioned to benefit from a market rally arising from these forces, if and when it occurs. Our disciplined commitment to this theme-based investment approach, together with our on-going commitment to rigorous fundamental analysis, is what makes Oppenheimer Europe Fund an ongoing part of The Right Way to Invest.


Average Annual Total Returns with Sales Charge
For the Periods Ended 3/31/03 2

Class A        Since
1-Year         Inception
------------------------------------
-37.85%        -19.04%

Class B        Since
1-Year         Inception
------------------------------------
-37.82%        -18.89%

Class C        Since
1-Year         Inception
------------------------------------
-34.99%        -18.41%

Class N        Since
1-Year         Inception
------------------------------------
-34.93%        -27.34%

Class Y        Since
1-Year         Inception
------------------------------------
-33.64%        -17.48%

2. See Notes on page 6 for further details.

                          4 | OPPENHEIMER EUROPE FUND

Top Ten Common Stock Holdings 4
--------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics NV               3.7%
--------------------------------------------------------------------------------
Tanberg ASA                                              3.5
--------------------------------------------------------------------------------
Amadeus Global Travel Distribution SA                    3.0
--------------------------------------------------------------------------------
Collins Stewart Ltd.                                     2.9
--------------------------------------------------------------------------------
Logitech International SA                                2.9
--------------------------------------------------------------------------------
Elekta AB, B Shares                                      2.9
--------------------------------------------------------------------------------
Aalberts Industries NV                                   2.7
--------------------------------------------------------------------------------
Tod's SpA                                                2.6
--------------------------------------------------------------------------------
SGL Carbon AG                                            2.5
--------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson AB, B Shares             2.4
--------------------------------------------------------------------------------

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Ten Geographical Holdings 3
--------------------------------------------------------------------------------
Great Britain                                           26.1%
--------------------------------------------------------------------------------
The Netherlands                                         13.3
--------------------------------------------------------------------------------
France                                                  11.7
--------------------------------------------------------------------------------
Germany                                                 10.4
--------------------------------------------------------------------------------
United States                                            8.7
--------------------------------------------------------------------------------
Switzerland                                              6.9
--------------------------------------------------------------------------------
Sweden                                                   5.3
--------------------------------------------------------------------------------
Italy                                                    4.7
--------------------------------------------------------------------------------
Norway                                                   3.6
--------------------------------------------------------------------------------
Spain                                                    3.0


Country Allocation 3
[PIE CHART]

l Europe          91.3%
l United States    8.7

3. Portfolio's holdings and allocations are subject to change. Percentages are as of February 28, 2003, and are based on total market value of investments.
4. Portfolio's holdings and allocations are subject to change. Percentages are as of February 28, 2003, and are based on net assets.

                          5 | OPPENHEIMER EUROPE FUND

NOTES
--------------------------------------------------------------------------------

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 3/1/99. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. Class B shares of the Fund were first publicly offered on 3/1/99.

Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to a 0.75% annual asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/1/99. Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 3/1/99. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                          6 | OPPENHEIMER EUROPE FUND

                                                          Financial Statements
                                                                    Pages 8-25





                          7 | OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS  February 28, 2003 / Unaudited
--------------------------------------------------------------------------------

                                                                   Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
 Common Stocks--91.1%
--------------------------------------------------------------------------------

 Consumer Discretionary--18.8%
--------------------------------------------------------------------------------
 Automobiles--0.5%
 Porsche AG, Preferred                                      134        $ 43,270
--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--2.1%
 Intralot SA                                             12,000         179,777
--------------------------------------------------------------------------------
 Household Durables--4.5%
 Barratt Developments plc                                 9,521          61,486
--------------------------------------------------------------------------------
 Koninklijke (Royal)
 Philips Electronics NV                                  19,200         320,339
                                                                       ---------
                                                                        381,825

--------------------------------------------------------------------------------
 Media--4.8%
 JC Decaux SA 1                                           9,230          84,559
--------------------------------------------------------------------------------
 Reed Elsevier plc                                       10,378          75,766
--------------------------------------------------------------------------------
 Wolters Kluwer NV                                       13,500         186,680
--------------------------------------------------------------------------------
 WPP Group plc                                           11,010          67,763
                                                                       ---------
                                                                        414,768
--------------------------------------------------------------------------------
 Multiline Retail--3.2%
 Mothercare plc                                          83,400         123,482
--------------------------------------------------------------------------------
 Stockmann AB, Cl. B                                     10,400         154,125
                                                                       ---------
                                                                        277,607

--------------------------------------------------------------------------------
 Textiles & Apparel--3.7%
 Hermes
 International SA                                           730          91,425
--------------------------------------------------------------------------------
 Tod's SpA                                                7,400         221,326
                                                                       ---------
                                                                        312,751

--------------------------------------------------------------------------------
 Consumer Staples--4.2%
--------------------------------------------------------------------------------
 Beverages--1.0%
 Diageo plc                                               8,720          86,530
--------------------------------------------------------------------------------
 Food Products--2.1%
 Cadbury Schweppes plc                                   14,415          72,883
--------------------------------------------------------------------------------
 Nestle SA                                                  550         110,730
                                                                       ---------
                                                                        183,613

--------------------------------------------------------------------------------
 Household Products--0.6%
 Reckitt Benckiser plc                                    3,400          53,607
--------------------------------------------------------------------------------
 Personal Products--0.5%
--------------------------------------------------------------------------------
 L'Oreal SA                                                 630          40,673


                                                                   Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
 Energy--1.3%
--------------------------------------------------------------------------------

 Oil & Gas--1.3%
 ENI SpA                                                  7,500        $111,310
--------------------------------------------------------------------------------
 Financials--15.9%
--------------------------------------------------------------------------------
 Banks--5.2%
 Lloyds TSB Group plc                                    12,144          67,713
--------------------------------------------------------------------------------
 Royal Bank of
 Scotland Group
 plc (The)                                                7,790         178,283
--------------------------------------------------------------------------------
 Sanpaolo IMI SpA                                        10,400          72,859
--------------------------------------------------------------------------------
 Standard Chartered plc                                  11,250         123,508
                                                                       ---------
                                                                        442,363

--------------------------------------------------------------------------------
 Diversified Financials--8.5%
 Collins Stewart Ltd.                                    48,726         252,118
--------------------------------------------------------------------------------
 DePfa Bank plc                                           2,900         105,021
--------------------------------------------------------------------------------
 Marschollek,
 Lautenschlaeger und
 Partner AG (MLP) 1                                      26,900         203,820
--------------------------------------------------------------------------------
 Van der Moolen
 Holding NV                                              13,100         172,960
                                                                       ---------
                                                                        733,919

--------------------------------------------------------------------------------
 Insurance--2.2%
 Aviva plc                                               21,350         133,084
--------------------------------------------------------------------------------
 Royal & Sun Alliance
 Insurance Group plc                                     48,230          54,317
                                                                       ---------
                                                                        187,401

--------------------------------------------------------------------------------
 Health Care--16.4%
--------------------------------------------------------------------------------
 Biotechnology--0.7%
 Qiagen NV 1                                             10,500          61,338
--------------------------------------------------------------------------------
 Health Care Equipment & Supplies--7.9%
 Amersham plc                                            11,530          78,182
--------------------------------------------------------------------------------
 Elekta AB, B Shares 1                                   26,200         244,788
--------------------------------------------------------------------------------
 Essilor International SA                                 3,400         131,923
--------------------------------------------------------------------------------
 Radiometer AS, Cl. B                                     1,300          70,634
--------------------------------------------------------------------------------
 Smith & Nephew plc                                      26,800         154,498
                                                                       ---------
                                                                        680,025

--------------------------------------------------------------------------------
 Health Care Providers & Services--2.4%
 Fresenius AG,
 Preference                                               3,862         150,681
--------------------------------------------------------------------------------
 Nicox SA 1                                              32,640          60,157
                                                                       ---------
                                                                        210,838



                          8 | OPPENHEIMER EUROPE FUND

                                                                    Market Value
                                                           Shares     See Note 1
--------------------------------------------------------------------------------
 Pharmaceuticals--5.4%
 Aventis SA                                                 1,700       $ 77,193
--------------------------------------------------------------------------------
 Novartis AG                                                 5,581       204,966
--------------------------------------------------------------------------------
 Sanofi-Synthelabo SA                                        2,731       146,055
--------------------------------------------------------------------------------
 UCB SA                                                      1,400        32,004
                                                                      ----------
                                                                         460,218

--------------------------------------------------------------------------------
 Industrials--15.9%
--------------------------------------------------------------------------------
 Commercial Services & Supplies--4.5%
 Amadeus Global Travel
 Distribution SA                                            55,100       253,582
--------------------------------------------------------------------------------
 BTG plc 1                                                  31,168        44,183
--------------------------------------------------------------------------------
 Rentokil Initial plc                                       31,310        90,126
                                                                      ----------
                                                                         387,891

--------------------------------------------------------------------------------
 Construction & Engineering--1.2%
 Koninklijke Boskalis
 Westminster NV                                              5,202       103,668
--------------------------------------------------------------------------------
 Electrical Equipment--2.6%
 SGL Carbon AG 1                                            17,633       217,796
--------------------------------------------------------------------------------
 Industrial Conglomerates--2.7%
 Aalberts Industries NV                                     18,824       227,637
--------------------------------------------------------------------------------
 Machinery--3.2%
 Halma plc                                                  92,411       154,726
--------------------------------------------------------------------------------
 Krones AG                                                   2,921       121,995
                                                                      ----------
                                                                         276,721

--------------------------------------------------------------------------------
 Trading Companies & Distributors--1.7%
 Electrocomponents plc                                      39,899       148,314
--------------------------------------------------------------------------------
 Information Technology--16.6%
--------------------------------------------------------------------------------
 Communications Equipment--2.4%
 Telefonaktiebolaget LM
 Ericsson AB, B Shares 1                                   318,000       207,416
--------------------------------------------------------------------------------
 Computers & Peripherals--2.9%
 Logitech
 International SA 1                                          7,416       248,567
--------------------------------------------------------------------------------
 Electronic Equipment & Instruments--4.1%
 Lambda Physik AG 1                                          8,056        45,671
--------------------------------------------------------------------------------
 Tandberg ASA 1                                             64,050       303,932
                                                                      ----------
                                                                         349,603

                                                                    Market Value
                                                           Shares     See Note 1
--------------------------------------------------------------------------------
 Semiconductor Equipment & Products--4.9%
 ARM Holdings plc 1                                         90,000      $ 75,132
--------------------------------------------------------------------------------
 ASM International NV 1                                      5,978        65,698
--------------------------------------------------------------------------------
 Jenoptik AG                                                12,480       108,684
--------------------------------------------------------------------------------
 STMicroelectronics NV                                       9,585       177,172
                                                                      ----------
                                                                         426,686

--------------------------------------------------------------------------------
 Software--2.3%
 Business Objects SA 1                                       7,920       134,445
--------------------------------------------------------------------------------
 UBI Soft
 Entertainment SA 1                                          5,480        61,898
                                                                      ----------
                                                                         196,343
--------------------------------------------------------------------------------
 Materials--0.3%
--------------------------------------------------------------------------------
 Chemicals--0.3%
 Givaudan SA                                                    69        28,292
--------------------------------------------------------------------------------
 Telecommunication Services--1.7%
--------------------------------------------------------------------------------
 Wireless Telecommunication Services--1.7%
 Vodafone Group plc                                         79,200       141,901
                                                                      ----------
 Total Common Stocks
 (Cost $10,753,468)                                                    7,822,668

                                                             Units
--------------------------------------------------------------------------------
 Rights, Warrants and Certificates--0.0%


 Banca Bipielle Network
 SpA Wts., Exp. 12/31/03 1
 (Cost $0)                                                   1,200            --

                                                          Principal
                                                            Amount
--------------------------------------------------------------------------------
 Joint Repurchase Agreements--8.7%

 Undivided interest of 0.20% in joint repurchase
 agreement (Market Value $378,392,000) with Banc
 One Capital Markets, Inc., 1.31%, dated 2/28/03, to
 be repurchased at $748,082 on 3/3/03, collateralized
 by U.S. Treasury Nts., 3%--5.625%, 8/31/03--5/15/08,
 with a value of $346,658,393 and U.S. Treasury
 Bonds, 3.625%, 3/31/04, with a value of $39,549,064
 (Cost $748,000)                                         $ 748,000       748,000
--------------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $11,501,468)                                           99.8%    8,570,668
--------------------------------------------------------------------------------
 Other Assets
 Net of Liabilities                                            0.2        17,625
                                                         -----------------------
 Net Assets                                                  100.0%   $8,588,293
                                                         =======================




                          9 | OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued



Footnotes to Statement of Investments
1. Non-income producing security.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographic Diversification                    Market Value      Percent
-------------------------------------------------------------------------
Great Britain                                  $ 2,237,602         26.1%
The Netherlands                                  1,138,320         13.3
France                                           1,005,500         11.7
Germany                                            891,917         10.4
United States                                      748,000          8.7
Switzerland                                        592,555          6.9
Sweden                                             452,204          5.3
Italy                                              405,495          4.7
Norway                                             303,932          3.6
Spain                                              253,582          3.0
Greece                                             179,777          2.1
Finland                                            154,125          1.8
Ireland                                            105,021          1.2
Denmark                                             70,634          0.8
Belgium                                             32,004          0.4
                                                -------------------------
Total                                           $8,570,668        100.0%
                                                =========================

See accompanying Notes to Financial Statements.


                          10 | OPPENHEIMER EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 February 28, 2003


------------------------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $11,501,468)--see accompanying statement               $ 8,570,668
------------------------------------------------------------------------------------------------
 Cash                                                                                     9,990
------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                      32,106
 Interest and dividends                                                                  27,936
 Other                                                                                      684
                                                                                    ------------
 Total assets                                                                         8,641,384

------------------------------------------------------------------------------------------------
 Liabilities


 Payables and other liabilities:
 Shares of beneficial interest redeemed                                                  19,731
 Shareholder reports                                                                     11,858
 Legal, auditing and other professional fees                                             11,783
 Distribution and service plan fees                                                       3,679
 Transfer and shareholder servicing agent fees                                            2,593
 Trustees' compensation                                                                   2,361
 Other                                                                                    1,086
                                                                                    ------------
 Total liabilities                                                                       53,091


------------------------------------------------------------------------------------------------
 Net Assets                                                                         $ 8,588,293
                                                                                    ============


------------------------------------------------------------------------------------------------
 Composition of Net Assets


 Paid-in capital                                                                    $21,646,663
------------------------------------------------------------------------------------------------
 Accumulated net investment loss                                                        (52,513)
------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions     (10,078,249)
------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of assets
 and liabilities denominated in foreign currencies                                   (2,927,608)
                                                                                    ------------
 Net Assets                                                                         $ 8,588,293
                                                                                    ============



                          11 | OPPENHEIMER EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

--------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $4,711,624 and 1,072,776 shares of beneficial interest
 outstanding)                                                                   $4.39
 Maximum offering price per share (net asset value plus sales
 charge of 5.75% of offering price)                                             $4.66
--------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,672,141 and 627,226 shares of beneficial interest
 outstanding)                                                                   $4.26
--------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price
 per share (based on net assets of $1,082,809
 and 252,995 shares of beneficial interest outstanding)                         $4.28
--------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price
 per share (based on net assets of $35,384 and
 8,128 shares of beneficial interest outstanding)                               $4.35
--------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price
 per share (based on net assets of $86,335 and 19,265
 shares of beneficial interest outstanding)                                     $4.48



 See accompanying Notes to Financial Statements.


                          12 | OPPENHEIMER EUROPE FUND

STATEMENT OF OPERATIONS  Unaudited


 For the Six Months Ended February 28, 2003


---------------------------------------------------------------------------------------------
 Investment Income

 Dividends (net of foreign withholding taxes of $4,053)                         $    44,763
---------------------------------------------------------------------------------------------
 Interest                                                                             9,152
                                                                                -------------
 Total investment income                                                             53,915

 --------------------------------------------------------------------------------------------
 Expenses


 Management fees                                                                     38,402
 --------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                              6,272
 Class B                                                                             15,657
 Class C                                                                              5,752
 Class N                                                                                104
 --------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                             17,209
 Class B                                                                             14,898
 Class C                                                                              5,664
 Class N                                                                                249
 --------------------------------------------------------------------------------------------
 Shareholder reports                                                                 17,379
 --------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                          4,228
 --------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                            704
 --------------------------------------------------------------------------------------------
 Trustees' compensation                                                                 444
 --------------------------------------------------------------------------------------------
 Other                                                                                2,693
                                                                                -------------
 Total expenses                                                                     129,655
 Less reduction to custodian expenses                                                   (49)
 Less voluntary waiver of management fees                                            (2,400)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class A    (10,930)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class B    (11,238)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class C     (4,216)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class N       (188)
                                                                                -------------
 Net expenses                                                                       100,634


---------------------------------------------------------------------------------------------
 Net Investment Loss                                                                (46,719)

---------------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)


 Net realized gain (loss) on:
 Investments                                                                       (950,150)
 Foreign currency transactions                                                      442,400
                                                                                -------------
 Net realized loss                                                                 (507,750)
---------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                     (1,951,921)
 Translation of assets and liabilities denominated in foreign currencies            419,672
                                                                                -------------
 Net change                                                                      (1,532,249)
                                                                                -------------
 Net realized and unrealized loss                                                (2,039,999)


---------------------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations                           $(2,086,718)
                                                                                =============


 See accompanying Notes to Financial Statements.


                          13 | OPPENHEIMER EUROPE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    Six Months               Year
                                                                                         Ended              Ended
                                                                             February 28, 2003         August 31,
                                                                                   (Unaudited)               2002

------------------------------------------------------------------------------------------------------------------
 Operations

------------------------------------------------------------------------------------------------------------------
 Net investment loss                                                              $    (46,719)     $    (107,309)
------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                    (507,750)        (2,533,553)
------------------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                                              (1,532,249)          (537,713)
                                                                                  --------------------------------
 Net decrease in net assets resulting from operations                               (2,086,718)        (3,178,575)

------------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                                (9,057)           820,312
 Class B                                                                              (458,497)           (75,408)
 Class C                                                                                67,608            180,239
 Class N                                                                               (10,564)            68,859
 Class Y                                                                                25,852             62,051

------------------------------------------------------------------------------------------------------------------
 Net Assets

 Total decrease                                                                     (2,471,376)        (2,122,522)
------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                11,059,669         13,182,191
                                                                                  --------------------------------
 End of period [including accumulated net investment loss
 of $52,513 and $5,794, respectively]                                             $  8,588,293      $  11,059,669
                                                                                  ================================



 See accompanying Notes to Financial Statements.


                          14 | OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS

                                                         Six Months                                                     Year
                                                              Ended                                                    Ended
                                                  February 28, 2003                                               August 31,
 Class A                                                (Unaudited)            2002      2001          2000           1999 1
------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                        $ 5.43          $ 6.87    $11.28       $ 10.78          $ 10.00
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                  (.02)           (.03)       --          (.06)             .02
 Net realized and unrealized gain (loss)                      (1.02)          (1.41)    (4.41)         1.12              .76
                                                             -----------------------------------------------------------------
 Total from investment operations                             (1.04)          (1.44)    (4.41)         1.06              .78
------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                            --              --        --          (.02)              --
 Distributions from net realized gain                            --              --        --          (.43)              --
 Distributions in excess of net realized gain                    --              --        --          (.11)              --
                                                             -----------------------------------------------------------------
 Total dividends and/or distributions to shareholders            --              --        --          (.56)              --
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $4.39           $5.43    $ 6.87        $11.28           $10.78
                                                             =================================================================

------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                          (19.15)%     (20.96)%     (39.10)%        9.99%            7.80%


------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                    $4,712          $5,842    $6,630       $11,809           $4,347
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $5,262          $6,847    $9,051       $ 8,366           $3,473
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                                 (0.64)%         (0.42)%   (0.06)%       (0.73)%           0.54%
 Expenses                                                      2.23%           2.38%     1.87%         1.94%            1.61%
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of transfer agent
 fees and/or voluntary waiver of management fees               1.76%           2.10%     1.87%         1.92%            1.61%
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         33%            287%      285%          210%              83%


1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                          15 | OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS  Continued

                                                         Six Months                                                     Year
                                                              Ended                                                    Ended
                                                  February 28, 2003                                               August 31,
 Class B                                                (Unaudited)          2002        2001         2000            1999 1
------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                        $ 5.28        $ 6.74      $11.15       $ 10.73          $ 10.00
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                           (.05)         (.09)       (.06)         (.08)            (.03)
 Net realized and unrealized gain (loss)                       (.97)        (1.37)      (4.35)         1.04              .76
                                                             -----------------------------------------------------------------
 Total from investment operations                             (1.02)        (1.46)      (4.41)          .96              .73
------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                            --            --          --            --               --
 Distributions from net realized gain                            --            --          --          (.43)              --
 Distributions in excess of net realized gain                    --            --          --          (.11)              --
                                                             -----------------------------------------------------------------
 Total dividends and/or distributions to shareholders            --            --          --          (.54)              --
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $4.26         $5.28      $ 6.74        $11.15           $10.73
                                                             =================================================================

------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                          (19.32)%      (21.66)%    (39.55)%        9.09%            7.30%


------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                    $2,672        $3,836      $5,129        $6,685             $851
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $3,151        $5,012      $5,829        $3,954             $401
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                         (1.39)%        (1.21)%     (0.85)%      (1.56)%           (0.87)%
 Expenses                                                      3.28%         3.15%       2.68%         2.77%            2.60%
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of transfer agent
 fees and/or voluntary waiver of management fees               2.51%         2.87%       2.68%         2.75%            2.60%
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         33%          287%        285%          210%              83%


1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year. See accompanying Notes to Financial Statements.


16 | OPPENHEIMER EUROPE FUND

                                                         Six Months                                                     Year
                                                              Ended                                                    Ended
                                                  February 28, 2003                                               August 31,
 Class C                                                (Unaudited)         2002         2001          2000           1999 1
------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                        $ 5.30       $ 6.76       $11.20       $ 10.76          $ 10.00
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                           (.03)        (.07)        (.04)         (.08)            (.02)
 Net realized and unrealized gain (loss)                       (.99)       (1.39)       (4.40)         1.06              .78
                                                             -----------------------------------------------------------------
 Total from investment operations                             (1.02)       (1.46)       (4.44)          .98              .76
------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                            --           --           --            --               --
 Distributions from net realized gain                            --           --           --          (.43)              --
 Distributions in excess of net realized gain                    --           --           --          (.11)              --
                                                             -----------------------------------------------------------------
 Total dividends and/or distributions to shareholders            --           --           --          (.54)              --
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $4.28        $5.30       $ 6.76        $11.20           $10.76
                                                             =================================================================

------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                          (19.25)%     (21.60)%     (39.64)%        9.26%            7.60%


------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                    $1,083       $1,258       $1,422        $1,413             $133
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $1,159       $1,389       $1,823        $  811             $ 52
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                          (1.43)%      (1.30)%      (0.61)%       (1.56)%          (0.82)%
 Expenses                                                      3.32%        3.13%        2.69%         2.77%            2.57%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees
 and/or voluntary waiver of management fees                    2.54%        2.85%        2.69%         2.75%            2.57
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         33%         287%         285%          210%              83%


1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                          17 | OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                                Six Months                             Year
                                                                                     Ended                            Ended
                                                                         February 28, 2003                       August 31,
 Class N                                                                       (Unaudited)            2002           2001 1
-----------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                                               $ 5.39          $ 6.85           $ 8.21
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                                         (.01)           (.03)             .01
 Net realized and unrealized loss                                                    (1.03)          (1.43)           (1.37)
                                                                                    -----------------------------------------
 Total from investment operations                                                    (1.04)          (1.46)           (1.36)
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                   --              --               --
 Distributions from net realized gain                                                   --              --               --
 Distributions in excess of net realized gain                                           --              --               --
                                                                                    -----------------------------------------
 Total dividends and/or distributions to shareholders                                   --              --               --
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                      $4.35           $5.39            $6.85
                                                                                    =========================================

-----------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                 (19.30)%        (21.31)%         (16.57)%


-----------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                                              $35             $56               $1
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                     $42             $76               $1
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                                                        (0.91)%          0.15%            0.20%
 Expenses                                                                             3.03%           2.65%            1.74%
 Expenses, net of reduction to custodian expenses and/or voluntary waiver
 of transfer agent fees and/or voluntary waiver of management fees                    2.08%           2.37%            1.74%
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                33%            287%             285%


1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                          18 | OPPENHEIMER EUROPE FUND

                                                             Six Months                                                    Year
                                                                  Ended                                                   Ended
                                                      February 28, 2003                                              August 31,
 Class Y                                                    (Unaudited)          2002         2001          2000         1999 1
---------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                            $ 5.52        $ 6.94       $11.32       $ 10.78        $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                      (.02)         (.10)         .03          (.05)           .04
 Net realized and unrealized gain (loss)                          (1.02)        (1.32)       (4.41)         1.15            .74
                                                                 ----------------------------------------------------------------
 Total from investment operations                                 (1.04)        (1.42)       (4.38)         1.10            .78
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                --            --           --          (.02)            --
 Distributions from net realized gain                                --            --           --          (.43)            --
 Distributions in excess of net realized gain                        --            --           --          (.11)            --
                                                                 ----------------------------------------------------------------
 Total dividends and/or distributions to shareholders                --            --           --          (.56)            --
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $4.48         $5.52       $ 6.94        $11.32         $10.78
                                                                 ----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                              (18.84)%      (20.46)%     (38.69)%       10.41%          7.80%


---------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                           $86           $68           $1            $1             $1
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                  $52           $12           $1            $1             $1
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                                     (0.10)%        0.46%        0.37%        (0.30)%         0.65%
 Expenses                                                          1.33%        19.08%      211.24% 4       1.51%          1.52%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees
 and/or voluntary waiver of management fees                        1.28%         1.53%        1.44%         1.49%          1.52
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                             33%          287%         285%          210%            83%



1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.

See accompanying Notes to Financial Statements.


                          19 | OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited



--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Europe Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid in capital.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.



                          20 | OPPENHEIMER EUROPE FUND

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of February 28, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $10,026,814. This estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

 As of August 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2009        $  385,788
                              2010         6,875,740
                                          ----------
                              Total       $7,261,528
                                          ==========

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 2003, the Fund's projected benefit obligations were increased by $167 and payments of $41 were made to retired trustees, resulting in an accumulated liability of $2,253 as of February 28, 2003.


                          21 | OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested by the Fund in the fund(s) selected by the trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    No distributions were paid during the six months ended February 28, 2003 and the year ended August 31, 2002.
--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




                          22 | OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                  Six Months Ended February 28, 2003    Year Ended August 31, 2002
                                Shares        Amount         Shares         Amount
-----------------------------------------------------------------------------------
 Class A
 Sold                          482,027   $ 2,363,156      1,493,094    $ 8,972,262
 Redeemed                     (485,456)   (2,372,213)    (1,381,282)    (8,151,950)
                              -----------------------------------------------------
 Net increase (decrease)        (3,429)  $    (9,057)       111,812    $   820,312
                              =====================================================

-----------------------------------------------------------------------------------
 Class B
 Sold                           91,031   $   449,141        529,093    $ 3,268,092
 Redeemed                     (189,616)     (907,638)      (563,731)    (3,343,500)
                              -----------------------------------------------------
 Net decrease                  (98,585)  $  (458,497)       (34,638)   $   (75,408)
                              =====================================================

-----------------------------------------------------------------------------------
 Class C
 Sold                          127,577   $   612,631        265,966    $ 1,604,511
 Redeemed                     (111,868)     (545,023)      (238,954)    (1,424,272)
                              -----------------------------------------------------
 Net increase                   15,709   $    67,608         27,012    $   180,239
                              =====================================================

-----------------------------------------------------------------------------------
 Class N
 Sold                            6,632   $    32,613         22,625    $   144,655
 Redeemed                       (8,947)      (43,177)       (12,304)       (75,796)
                              -----------------------------------------------------
 Net increase (decrease)        (2,315)  $   (10,564)        10,321    $    68,859
                              =====================================================

-----------------------------------------------------------------------------------
 Class Y
 Sold                           69,062   $   349,574         72,547    $   421,533
 Redeemed                      (62,023)     (323,722)       (60,431)      (359,482)
                              -----------------------------------------------------
 Net increase                    7,309   $    25,852         12,116    $    62,051
                              =====================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2003, were $3,133,614 and $4,247,761, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% of average annual net assets over $2 billion. Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.10% or 0.05%, as the case may be, of the Fund's average daily net assets until the Fund's trailing one year performance percentile at the end of the preceding quarter is in at least the fourth quintile or the



                          23 | OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
 third quintile, as the case may be, of the Fund's Lipper peer group. The foregoing waiver is voluntary and may be terminated by the Manager at any time.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                    Aggregate             Class A          Concessions           Concessions          Concessions       Concessions
                    Front-End           Front-End           on Class A            on Class B           on Class C        on Class N
                Sales Charges       Sales Charges               Shares                Shares               Shares            Shares
 Six Months        on Class A         Retained by          Advanced by           Advanced by          Advanced by       Advanced by
 Ended                 Shares         Distributor        Distributor 1         Distributor 1        Distributor 1     Distributor 1
-----------------------------------------------------------------------------------------------------------------------------------
 February 28, 2003     $8,109              $3,218                 $402               $10,670               $2,438              $314

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               Class A                 Class B                  Class C                  Class N
                            Contingent              Contingent               Contingent               Contingent
                              Deferred                Deferred                 Deferred                 Deferred
                         Sales Charges           Sales Charges            Sales Charges            Sales Charges
 Six Months                Retained by             Retained by              Retained by              Retained by
 Ended                     Distributor             Distributor              Distributor              Distributor
-----------------------------------------------------------------------------------------------------------------
 February 28, 2003                 $--                  $9,041                     $302                       $7


--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended February 28, 2003, payments under the Class A Plan totaled $6,272, all of which were paid by the Distributor to recipients, and included $885 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


                          24 | OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the six months ended February 28, 2003, were as follows:

                                                                                          Distributor's
                                                                        Distributor's         Aggregate
                                                                            Aggregate      Unreimbursed
                                                                         Unreimbursed     Expenses as %
                        Total Payments           Amount Retained             Expenses     of Net Assets
                            Under Plan            by Distributor           Under Plan          of Class
-------------------------------------------------------------------------------------------------------
 Class B Plan                  $15,657                   $12,410             $141,217              5.28%
 Class C Plan                    5,752                     2,191               57,360              5.30
 Class N Plan                      104                       109                  161              0.46


--------------------------------------------------------------------------------
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

--------------------------------------------------------------------------------
 6. Bank Borrowings
 The Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002.
    The Fund had no borrowings through November 12, 2002.


                          25 | OPPENHEIMER EUROPE FUND

OPPENHEIMER EUROPE FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Trustees and Officers     Clayton K. Yeutter, Chairman and Trustee
                           Donald W. Spiro, Vice Chairman and Trustee
                           John V. Murphy, President and Trustee
                           Robert G. Galli, Trustee
                           Phillip A. Griffiths, Trustee
                           Benjamin Lipstein, Trustee
                           Joel W. Motley, Trustee
                           Elizabeth B. Moynihan, Trustee
                           Kenneth A. Randall, Trustee
                           Edward V. Regan, Trustee
                           Russell S. Reynolds, Jr., Trustee
                           Robert G. Zack, Secretary
                           Brian W. Wixted, Treasurer


--------------------------------------------------------------------------------
 Investment Advisor        OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
 Distributor               OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors      KPMG LLP


--------------------------------------------------------------------------------
 Legal Counsel             Mayer Brown Rowe & Maw

                           The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.


     [COPYRIGHT]Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

                          26 | OPPENHEIMER EUROPE FUND

OPPENHEIMERFUNDS FAMILY



------------------------------------------------------------------------------------------------------
 Global Equity          Developing Markets Fund                   Global Fund
                        International Small Company Fund          Quest Global Value Fund, Inc.
                        Europe Fund                               Global Growth & Income Fund
                        International Growth Fund
------------------------------------------------------------------------------------------------------
 Equity                 Stock                                     Stock & Bond
                        Emerging Technologies Fund                Quest Opportunity Value Fund
                        Emerging Growth Fund                      Total Return Fund, Inc.
                        Enterprise Fund                           Quest Balanced Value Fund
                        Discovery Fund                            Capital Income Fund
                        Main Street Small Cap Fund(R)             Multiple Strategies Fund
                        Small Cap Value Fund                      Disciplined Allocation Fund
                        MidCap Fund                               Convertible Securities Fund
                        Main Street Opportunity Fund(R)           Specialty
                        Growth Fund                               Real Asset Fund(R)
                        Capital Appreciation Fund                 Gold & Special Minerals Fund
                        Main Street Fund(R) 1                     Tremont Market Neutral Fund, LLC 2
                        Value Fund                                Tremont Opportunity Fund, LLC 2
                        Quest Capital Value Fund, Inc.
                        Quest Value Fund, Inc.
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
------------------------------------------------------------------------------------------------------
 Income                 Taxable                                   Rochester Division
                        International Bond Fund                   California Municipal Fund 4
                        High Yield Fund                           New Jersey Municipal Fund 4
                        Champion Income Fund                      AMT-Free New York Municipals 4,5
                        Strategic Income Fund                     Municipal Bond Fund
                        Bond Fund                                 Limited Term Municipal Fund
                        Total Return Bond Fund                    Rochester National Municipals
                        Senior Floating Rate Fund                 Rochester Fund Municipals
                        U.S. Government Trust                     Limited Term New York Municipal Fund
                        Limited-Term Government Fund              Pennsylvania Municipal Fund 4
                        Capital Preservation Fund 3
------------------------------------------------------------------------------------------------------
 Select Managers        Stock                                     Stock & Bond
                        Mercury Advisors Focus Growth Fund        QM Active Balanced Fund 3
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund
                        Mercury Advisors S&P 500(R) Index Fund 3
------------------------------------------------------------------------------------------------------
 Money Market 6         Money Market Fund, Inc.                   Cash Reserves

1. The Fund's name changed from Oppenheimer Main Street Growth & Income Fund(R) on 4/30/03.
2. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. The Fund's name changed from Oppenheimer New York Municipal Fund on 1/22/03.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

                          27 | OPPENHEIMER EUROPE FUND

1.800.CALL OPP PHONELINK



Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:

   o Obtain account balances, share price (NAV) and dividends paid

   o Verify your most recent transactions

   o Buy, redeem or exchange mutual fund shares

   o Create custom lists of your accounts, funds or market indices

   o Order duplicate statements or Form 1099 DIV

   o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

   o Speak to a Customer Service Representative 1 by saying "Agent" when prompted

   o And more!



Quick list of PhoneLink commands

Say                                     To:

[Account # or Social Security # + PIN]  Get dollar and share balances, NAVs, transaction history or request
                                        transactions

[Fund name, share class]                Get current price/dividend information

Balance                                 Hear your balance/list of accounts

History                                 Hear your most recent transactions

Purchase or buy                         Buy shares

Exchange                                Exchange shares

Liquidation or redemption               Sell shares

Dow Jones or Market Indices             Hear closing market information
                                        (Dow Jones Industrial Average, Nasdaq
                                        Composite and S&P 500)

Custom list                             Create, play or edit custom list of your
                                        accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.

                          28 | OPPENHEIMER EUROPE FUND

INFORMATION AND SERVICES




GRAPHIC OMITTED
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Internet
24-hr access to account information and transactions 1
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink 1 and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds
Services 10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OEFAX  Class B: OEFBX  Class C: OEFCX  Class N: OEFNX  Class Y: OEFYX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                                 [GRAPHIC]
                                                           OppenheimerFunds[R]
                                                             Distributor, Inc.

RS0261.001.0203     April 29, 2003